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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       We consent to the inclusion of our report dated March 21, 1997 accompanying the 1996 financial statements of Consolidated Capital of North America, Inc. in this registration statement on Form SB-2. We also consent to the reference to our firm under the caption "Experts".



                                           GRANT THORNTON LLP




Los Angeles, California
August 5, 1998